Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
In the normal course of business, the Corporation enters into a number of off-balance sheet commitments. These commitments expose the Corporation to varying degrees of credit and market risk and are subject to the same credit and market risk limitation reviews as those instruments recorded on the Consolidated Balance Sheet.
Credit Extension Commitments
The Corporation enters into commitments to extend credit such as loan commitments, SBLCs and commercial letters of credit to meet the financing needs of its customers. The table below includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated) to other financial institutions of $14.3 billion and $15.7 billion at December 31, 2015 and 2014. At December 31, 2015, the carrying value of these commitments, excluding commitments accounted for under the fair value option, was $664 million, including deferred revenue of $18 million and a reserve for unfunded lending commitments of $646 million. At December 31, 2014, the comparable amounts were $546 million, $18 million and $528 million, respectively. The carrying value of these commitments is classified in accrued expenses and other liabilities on the Consolidated Balance Sheet.
The table below also includes the notional amount of commitments of $10.9 billion and $9.9 billion at December 31, 2015 and 2014 that are accounted for under the fair value option. However, the table below excludes cumulative net fair value of $658 million and $405 million on these commitments, which is classified in accrued expenses and other liabilities. For more information regarding the Corporation’s loan commitments accounted for under the fair value option, see Note 21 – Fair Value Option.

Credit Extension Commitments

	December 31, 2015
(Dollars in millions)	Expire in One Year or Less	Expire After One Year Through Three Years	Expire After Three Years Through Five Years	Expire After Five Years	Total
Notional amount of credit extension commitments
Loan commitments	$84,884	$119,272	$158,920	$37,112	$400,188
Home equity lines of credit	7,074	18,438	5,126	19,697	50,335
Standby letters of credit and financial guarantees (1)	19,584	9,903	3,385	1,218	34,090
Letters of credit	1,650	165	258	54	2,127
Legally binding commitments	113,192	147,778	167,689	58,081	486,740
Credit card lines (2)	370,127	—	—	—	370,127
Total credit extension commitments	$483,319	$147,778	$167,689	$58,081	$856,867

	December 31, 2014
Notional amount of credit extension commitments
Loan commitments	$79,897	$97,583	$146,743	$18,942	$343,165
Home equity lines of credit	6,292	19,679	12,319	15,417	53,707
Standby letters of credit and financial guarantees (1)	19,259	9,106	4,519	1,807	34,691
Letters of credit	1,883	157	35	88	2,163
Legally binding commitments	107,331	126,525	163,616	36,254	433,726
Credit card lines (2)	363,989	—	—	—	363,989
Total credit extension commitments	$471,320	$126,525	$163,616	$36,254	$797,715

(1)
The notional amounts of SBLCs and financial guarantees classified as investment grade and non-investment grade based on the credit quality of the underlying reference name within the instrument were $25.5 billion and $8.4 billion at December 31, 2015, and $26.1 billion and $8.2 billion at December 31, 2014. Amounts in the table include consumer SBLCs of $164 million and $396 million at December 31, 2015 and 2014.

(2)	Includes business card unused lines of credit.
Legally binding commitments to extend credit generally have specified rates and maturities. Certain of these commitments have adverse change clauses that help to protect the Corporation against deterioration in the borrower’s ability to pay.
Other Commitments
At December 31, 2015 and 2014, the Corporation had commitments to purchase loans (e.g., residential mortgage and commercial real estate) of $729 million and $1.8 billion, which upon settlement will be included in loans or LHFS.
At December 31, 2015 and 2014, the Corporation had commitments to purchase commodities, primarily liquefied natural gas of $1.9 billion and $241 million, which upon settlement will be included in trading account assets.
At December 31, 2015 and 2014, the Corporation had commitments to enter into resale and forward-dated resale and securities borrowing agreements of $88.6 billion and $73.2 billion, and commitments to enter into forward-dated repurchase and securities lending agreements of $53.7 billion and $55.8 billion. These commitments expire within the next 12 months.
The Corporation is a party to operating leases for certain of its premises and equipment. Commitments under these leases are approximately $2.5 billion, $2.1 billion, $1.7 billion, $1.5 billion and $1.3 billion for 2016 through 2020, respectively, and $4.6 billion in the aggregate for all years thereafter.
Other Guarantees
Bank-owned Life Insurance Book Value Protection
The Corporation sells products that offer book value protection to insurance carriers who offer group life insurance policies to corporations, primarily banks. The book value protection is provided on portfolios of intermediate investment-grade fixed-income securities and is intended to cover any shortfall in the event that policyholders surrender their policies and market value is below book value. These guarantees are recorded as derivatives and carried at fair value in the trading portfolio. At December 31, 2015 and 2014, the notional amount of these guarantees totaled $13.8 billion and $13.6 billion. At both December 31, 2015 and 2014, the Corporation’s maximum exposure related to these guarantees totaled $3.1 billion with estimated maturity dates between 2031 and 2039. The net fair value including the fee receivable associated with these guarantees was $12 million and $25 million at December 31, 2015 and 2014, and reflects the probability of surrender as well as the multiple structural protection features in the contracts.
Indemnifications
In the ordinary course of business, the Corporation enters into various agreements that contain indemnifications, such as tax indemnifications, whereupon payment may become due if certain external events occur, such as a change in tax law. The indemnification clauses are often standard contractual terms and were entered into in the normal course of business based on an assessment that the risk of loss would be remote. These agreements typically contain an early termination clause that permits the Corporation to exit the agreement upon these events. The maximum potential future payment under indemnification agreements is difficult to assess for several reasons, including the occurrence of an external event, the inability to predict future changes in tax and other laws, the difficulty in determining how such laws would apply to parties in contracts, the absence of exposure limits contained in standard contract language and the timing of the early termination clause. Historically, any payments made under these guarantees have been de minimis. The Corporation has assessed the probability of making such payments in the future as remote.
Merchant Services
In accordance with credit and debit card association rules, the Corporation sponsors merchant processing servicers that process credit and debit card transactions on behalf of various merchants. In connection with these services, a liability may arise in the event of a billing dispute between the merchant and a cardholder that is ultimately resolved in the cardholder’s favor. If the merchant defaults on its obligation to reimburse the cardholder, the cardholder, through its issuing bank, generally has until six months after the date of the transaction to present a chargeback to the merchant processor, which is primarily liable for any losses on covered transactions. However, if the merchant processor fails to meet its obligation to reimburse the cardholder for disputed transactions, then the Corporation, as the sponsor, could be held liable for the disputed amount. In 2015 and 2014, the sponsored entities processed and settled $669.0 billion and $647.1 billion of transactions and recorded losses of $22 million and $16 million. A significant portion of this activity was processed by a joint venture in which the Corporation holds a 49 percent ownership. At December 31, 2015 and 2014, the sponsored merchant processing servicers held as collateral $181 million and $130 million of merchant escrow deposits which may be used to offset amounts due from the individual merchants.
The Corporation believes the maximum potential exposure for chargebacks would not exceed the total amount of merchant transactions processed through Visa and MasterCard for the last six months, which represents the claim period for the cardholder, plus any outstanding delayed-delivery transactions. As of December 31, 2015 and 2014, the maximum potential exposure for sponsored transactions totaled $277.1 billion and $269.3 billion. However, the Corporation believes that the maximum potential exposure is not representative of the actual potential loss exposure and does not expect to make material payments in connection with these guarantees.
Exchange and Clearing House Member Guarantees
The Corporation is a member of various securities and derivative exchanges and clearinghouses, both in the U.S. and other countries. As a member, the Corporation may be required to pay a pro-rata share of the losses incurred by some of these organizations as a result of another member default and under other loss scenarios. The Corporation’s potential obligations may be limited to its membership interests in such exchanges and clearinghouses, to the amount (or multiple) of the Corporation’s contribution to the guarantee fund or, in limited instances, to the full pro-rata share of the residual losses after applying the guarantee fund. The Corporation’s maximum potential exposure under these membership agreements is difficult to estimate; however, the potential for the Corporation to be required to make these payments is remote.
Prime Brokerage and Securities Clearing Services
In connection with its prime brokerage and clearing businesses, the Corporation performs securities clearance and settlement services with other brokerage firms and clearinghouses on behalf of its clients. Under these arrangements, the Corporation stands ready to meet the obligations of its clients with respect to securities transactions. The Corporation’s obligations in this respect are secured by the assets in the clients’ accounts and the accounts of their customers as well as by any proceeds received from the transactions cleared and settled by the firm on behalf of clients or their customers. The Corporation’s maximum potential exposure under these arrangements is difficult to estimate; however, the potential for the Corporation to incur material losses pursuant to these arrangements is remote.

Other Derivative Contracts
The Corporation funds selected assets, including securities issued by CDOs and CLOs, through derivative contracts, typically total return swaps, with third parties and VIEs that are not consolidated by the Corporation. The total notional amount of these derivative contracts was $371 million and $527 million with commercial banks and $922 million and $1.2 billion with VIEs at December 31, 2015 and 2014. The underlying securities are senior securities and substantially all of the Corporation’s exposures are insured. Accordingly, the Corporation’s exposure to loss consists principally of counterparty risk to the insurers. In certain circumstances, generally as a result of ratings downgrades, the Corporation may be required to purchase the underlying assets, which would not result in additional gain or loss to the Corporation as such exposure is already reflected in the fair value of the derivative contracts.
Other Guarantees
The Corporation has entered into additional guarantee agreements and commitments, including sold risk participation swaps, liquidity facilities, lease-end obligation agreements, partial credit guarantees on certain leases, real estate joint venture guarantees, divested business commitments and sold put options that require gross settlement. The maximum potential future payment under these agreements was approximately $6.0 billion and $6.2 billion at December 31, 2015 and 2014. The estimated maturity dates of these obligations extend up to 2040. The Corporation has made no material payments under these guarantees.
In the normal course of business, the Corporation periodically guarantees the obligations of its affiliates in a variety of transactions including ISDA-related transactions and non-ISDA related transactions such as commodities trading, repurchase agreements, prime brokerage agreements and other transactions.
Payment Protection Insurance Claims Matter
In the U.K., the Corporation previously sold payment protection insurance (PPI) through its international card services business to credit card customers and consumer loan customers. PPI covers a consumer’s loan or debt repayment if certain events occur such as loss of job or illness. In response to an elevated level of customer complaints across the industry, heightened media coverage and pressure from consumer advocacy groups, the Prudential Regulation Authority and the Financial Conduct Authority (FCA) investigated and raised concerns about the way some companies have handled complaints related to the sale of these insurance policies. In November 2015, the FCA issued proposed guidance on the treatment of certain PPI claims.
The reserve was $360 million and $378 million at December 31, 2015 and 2014. The Corporation recorded expense of $319 million and $621 million in 2015 and 2014. It is possible that the Corporation will incur additional expense related to PPI claims; however, the amount of such additional expense cannot be reasonably estimated.
Litigation and Regulatory Matters
In the ordinary course of business, the Corporation and its subsidiaries are routinely defendants in or parties to many pending and threatened legal, regulatory and governmental actions and proceedings.
In view of the inherent difficulty of predicting the outcome of such matters, particularly where the claimants seek very large or indeterminate damages or where the matters present novel legal theories or involve a large number of parties, the Corporation generally cannot predict what the eventual outcome of the pending matters will be, what the timing of the ultimate resolution of these matters will be, or what the eventual loss, fines or penalties related to each pending matter may be.
In accordance with applicable accounting guidance, the Corporation establishes an accrued liability when those matters present loss contingencies that are both probable and estimable. In such cases, there may be an exposure to loss in excess of any amounts accrued. As a matter develops, the Corporation, in conjunction with any outside counsel handling the matter, evaluates on an ongoing basis whether such matter presents a loss contingency that is probable and estimable. Once the loss contingency is deemed to be both probable and estimable, the Corporation will establish an accrued liability and record a corresponding amount of litigation-related expense. The Corporation continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established. Excluding expenses of internal and external legal service providers, litigation-related expense of $1.2 billion was recognized for 2015 compared to $16.4 billion for 2014.
For a limited number of the matters disclosed in this Note, for which a loss, whether in excess of a related accrued liability or where there is no accrued liability, is reasonably possible in future periods, the Corporation is able to estimate a range of possible loss. In determining whether it is possible to estimate a range of possible loss, the Corporation reviews and evaluates its matters on an ongoing basis, in conjunction with any outside counsel handling the matter, in light of potentially relevant factual and legal developments. In cases in which the Corporation possesses sufficient appropriate information to estimate a range of possible loss, that estimate is aggregated and disclosed below. There may be other disclosed matters for which a loss is probable or reasonably possible but such an estimate of the range of possible loss may not be possible. For those matters where an estimate of the range of possible loss is possible, management currently estimates the aggregate range of possible loss is $0 to $2.4 billion in excess of the accrued liability (if any) related to those matters. This estimated range of possible loss is based upon currently available information and is subject to significant judgment and a variety of assumptions, and known and unknown uncertainties. The matters underlying the estimated range will change from time to time, and actual results may vary significantly from the current estimate. Therefore, this estimated range of possible loss represents what the Corporation believes to be an estimate of possible loss only for certain matters meeting these criteria. It does not represent the Corporation’s maximum loss exposure.
Information is provided below regarding the nature of all of these contingencies and, where specified, the amount of the claim associated with these loss contingencies. Based on current knowledge, management does not believe that loss contingencies arising from pending matters, including the matters described herein, will have a material adverse effect on the consolidated financial position or liquidity of the Corporation. However, in light of the inherent uncertainties involved in these matters, some of which are beyond the Corporation’s control, and the very large or indeterminate damages sought in some of these matters, an adverse outcome in one or more of these matters could be material to the Corporation’s results of operations or liquidity for any particular reporting period.
Bond Insurance Litigation
Ambac Countrywide Litigation
The Corporation, Countrywide and other Countrywide entities are named as defendants in an action filed on September 29, 2010, and as amended on May 28, 2013, by Ambac Assurance Corporation and the Segregated Account of Ambac Assurance Corporation (together, Ambac), entitled Ambac Assurance Corporation and The Segregated Account of Ambac Assurance Corporation v. Countrywide Home Loans, Inc., et al. This action, currently pending in New York Supreme Court, relates to bond insurance policies provided by Ambac on certain securitized pools of second-lien (and in one pool, first-lien) HELOCs, first-lien subprime home equity loans and fixed-rate second-lien mortgage loans. Plaintiffs allege that they have paid claims as a result of defaults in the underlying loans and assert that the Countrywide defendants misrepresented the characteristics of the underlying loans and breached certain contractual representations and warranties regarding the underwriting and servicing of the loans. Plaintiffs also allege that the Corporation is liable based on successor liability theories. Damages claimed by Ambac are in excess of $2.2 billion and include the amount of payments for current and future claims it has paid or claims it will be obligated to pay under the policies, increasing over time as it pays claims under relevant policies, plus unspecified punitive damages.
On October 22, 2015, the New York Supreme Court granted in part and denied in part Countrywide’s motion for summary judgment and Ambac’s motion for partial summary judgment. Among other things, the court granted summary judgment dismissing Ambac’s claim for rescissory damages and denied summary judgment regarding Ambac’s claims for fraud and breach of the insurance agreements. The court also denied the Corporation’s motion for summary judgment and granted in part Ambac’s motion for partial summary judgment on Ambac’s successor-liability claims with respect to a single element of its de facto merger claim. The court denied summary judgment on the other elements of Ambac’s de facto merger claim and the other successor-liability claims. Ambac filed its notice of appeal on October 27, 2015. The Corporation filed its notice of appeal on November 16, 2015. Countrywide filed its notice of cross-appeal on November 18, 2015.
On December 30, 2014, Ambac filed a second complaint in the same New York Supreme Court against the same defendants, entitled Ambac Assurance Corporation and The Segregated Account of Ambac Assurance Corporation v. Countrywide Home Loans, Inc., et al., claiming fraudulent inducement against Countrywide, and successor and vicarious liability against the Corporation relating to eight partially Ambac-insured RMBS transactions that closed between 2005 and 2007, all backed by negative amortization pay option adjustable-rate mortgage (ARM) loans that were originated in whole or in part by Countrywide. Seven of the eight securitizations were issued and underwritten by non-parties to the litigation. Ambac claims damages in excess of $600 million consisting of all alleged past and future claims against its policies, plus other unspecified compensatory and punitive damages.
Also on December 30, 2014, Ambac filed a third action in Wisconsin Circuit Court, Dane County, against Countrywide Home Loans, Inc., entitled The Segregated Account of Ambac Assurance Corporation and Ambac Assurance Corporation v. Countrywide Home Loans, Inc., claiming that Ambac was fraudulently induced to insure portions of five securitizations issued and underwritten in 2005 by a non-party that included Countrywide-originated first-lien negative amortization pay option ARM loans. The complaint seeks damages in excess of $350 million for all alleged past and future Ambac insured claims payment obligations, plus other unspecified compensatory and punitive damages. Countrywide filed a motion to dismiss the complaint on February 20, 2015. On July 2, 2015, the court dismissed the complaint for lack of personal jurisdiction. Ambac appealed the dismissal to the Court of Appeals of Wisconsin, District IV, on July 21, 2015. The appeal remains under consideration.
On July 21, 2015, Ambac filed a fourth action in New York Supreme Court against Countrywide Home Loans, Inc., entitled Ambac Assurance Corporation and The Segregated Account of Ambac Assurance Corporation v. Countrywide Home Loans, Inc. asserting the same claims for fraudulent inducement that were asserted in the Wisconsin complaint. Ambac simultaneously moved to stay the action pending resolution of its appeal in the Wisconsin action. Countrywide opposed the motion to stay and on August 10, 2015, moved to dismiss the complaint. The court heard argument on the motions on November 18, 2015. Both motions remain under consideration.
Ambac First Franklin Litigation
On April 16, 2012, Ambac sued First Franklin Financial Corporation (First Franklin), BANA, Merrill Lynch, Pierce, Fenner & Smith, Inc. (MLPF&S), Merrill Lynch Mortgage Lending, Inc. (MLML), and Merrill Lynch Mortgage Investors, Inc. (MLMI) in New York Supreme Court. Ambac’s claims relate to guaranty insurance Ambac provided on a First Franklin securitization (Franklin Mortgage Loan Trust, Series 2007-FFC). MLML sponsored and Ambac insured certain certificates in the securitization. The complaint alleges that defendants breached representations and warranties concerning, among other things, First Franklin’s lending practices, the characteristics of the underlying mortgage loans, the underwriting guidelines followed in originating those loans, and the due diligence conducted with respect to those loans. The complaint asserts claims for fraudulent inducement, breach of contract, indemnification and attorneys’ fees. Ambac also asserts breach of contract claims against BANA based upon its servicing of the loans in the securitization. The complaint alleges that Ambac has paid hundreds of millions of dollars in claims and has accrued and continues to accrue tens of millions of dollars in additional claims, and Ambac seeks as damages the total claims it has paid and its projected future claims payment obligations, as well as specific performance of defendants’ contractual repurchase obligations.
On July 19, 2013, the court denied defendants’ motion to dismiss Ambac’s contract and fraud causes of action but dismissed Ambac’s indemnification cause of action. In addition, the court denied defendants’ motion to dismiss Ambac’s claims for attorneys’ fees and punitive damages. On September 17, 2015, the court denied Ambac’s motion to strike defendants’ affirmative defense of in pari delicto and granted Ambac’s motion to strike defendants’ affirmative defense of unclean hands.

European Commission - Credit Default Swaps Antitrust Investigation
On July 1, 2013, the European Commission (Commission) announced that it had addressed a Statement of Objections (SO) to the Corporation, BANA and Banc of America Securities LLC (together, the Bank of America Entities), a number of other financial institutions, Markit Group Limited, and the International Swaps and Derivatives Association (together, the Parties). The SO set forth the Commission’s preliminary conclusion that the Parties infringed European Union competition law by participating in alleged collusion to prevent exchange trading of CDS and futures. According to the SO, the conduct of the Bank of America Entities took place between August 2007 and April 2009. On December 4, 2015, the Commission announced that it was closing its investigation against the Bank of America Entities and the other financial institutions involved in the investigation.
Interchange and Related Litigation
In 2005, a group of merchants filed a series of putative class actions and individual actions directed at interchange fees associated with Visa and MasterCard payment card transactions. These actions, which were consolidated in the U.S. District Court for the Eastern District of New York under the caption In Re Payment Card Interchange Fee and Merchant Discount Anti-Trust Litigation (Interchange), named Visa, MasterCard and several banks and BHCs, including the Corporation, as defendants. Plaintiffs allege that defendants conspired to fix the level of default interchange rates and that certain rules of Visa and MasterCard related to merchant acceptance of payment cards at the point of sale were unreasonable restraints of trade. Plaintiffs sought unspecified damages and injunctive relief. On October 19, 2012, defendants settled the matter.
The settlement provided for, among other things, (i) payments by defendants to the class and individual plaintiffs totaling approximately $6.6 billion, allocated proportionately to each defendant based upon various loss-sharing agreements; (ii) distribution to class merchants of an amount equal to 10 basis points (bps) of default interchange across all Visa and MasterCard credit card transactions for a period of eight consecutive months, which otherwise would have been paid to issuers and which effectively reduces credit interchange for that period of time; and (iii) modifications to certain Visa and MasterCard rules regarding merchant point of sale practices.
The court granted final approval of the class settlement agreement on December 13, 2013. Several class members appealed to the U.S. Court of Appeals for the Second Circuit and the court held oral argument on September 28, 2015.
On July 28, 2015, certain objectors to the class settlement filed motions asking the district court to vacate or set aside its final judgment approving the settlement, or in the alternative, to grant further discovery, in light of communications between one of MasterCard’s former lawyers and one of the lawyers for the class plaintiffs. The defendants and the class plaintiffs filed responses to the motions on August 18, 2015 and the objectors filed replies on September 2, 2015. The court has not set oral argument.
Following approval of the class settlement agreement, a number of class members opted out of the settlement. As a result of various loss-sharing agreements from the main Interchange litigation, the Corporation remains liable for any settlement or judgment in opt-out suits where it is not named as a defendant. The Corporation has pending one opt-out suit, as well as an action brought by cardholders. All of the opt-out suits filed to date have been consolidated in the U.S. District Court for the Eastern District of New York. On July 18, 2014, the court denied defendants’ motion to dismiss opt-out complaints filed by merchants, and on November 26, 2014, the court granted defendants’ motion to dismiss the Sherman Act claim in the cardholder complaint. In the cardholder action, the parties have moved for reconsideration of the court’s November 26, 2014 decision dismissing the Sherman Act claim, and have also appealed the decision to the U.S. Court of Appeals for the Second Circuit.
LIBOR, Other Reference Rate and Foreign Exchange (FX) Inquiries and Litigation
Government authorities in the Americas, Europe and the Asia Pacific region continue to conduct investigations and make inquiries of a significant number of FX market participants, including the Corporation, regarding FX market participants’ conduct and systems and controls. Government authorities in these regions also continue to conduct investigations concerning submissions made by panel banks in connection with the setting of LIBOR and other reference rates. The Corporation is responding to and cooperating with these investigations.
In addition, the Corporation, BANA and certain Merrill Lynch affiliates have been named as defendants along with most of the other LIBOR panel banks in a series of individual and putative class actions relating to defendants’ U.S. Dollar LIBOR contributions. All cases naming the Corporation and its affiliates relating to U.S. Dollar LIBOR have been or are in the process of being consolidated for pre-trial purposes in the U.S. District Court for the Southern District of New York by the Judicial Panel on Multidistrict Litigation. The Corporation expects that any future U.S. Dollar LIBOR cases naming it or its affiliates will similarly be consolidated for pre-trial purposes. Plaintiffs allege that they held or transacted in U.S. Dollar LIBOR-based financial instruments and sustained losses as a result of collusion or manipulation by defendants regarding the setting of U.S. Dollar LIBOR. Plaintiffs assert a variety of claims, including antitrust, Commodity Exchange Act (CEA), Racketeer Influenced and Corrupt Organizations (RICO), common law fraud, and breach of contract claims, and seek compensatory, treble and punitive damages, and injunctive relief.
In a series of rulings, the court dismissed antitrust, RICO and certain state law claims, and substantially limited the scope of CEA and various other claims. As to the Corporation and BANA, the court also dismissed manipulation claims based on alleged trader conduct. Some claims against the Corporation, BANA and certain Merrill Lynch affiliates remain pending, however, and the court is continuing to consider motions regarding them. Certain plaintiffs are also pursuing an appeal in the Second Circuit of the dismissal of their antitrust claims.
In addition, in a consolidated amended complaint filed on March 31, 2014, the Corporation and BANA were named as defendants along with other FX market participants in a putative class action filed in the U.S. District Court for the Southern District of New York on behalf of plaintiffs and a putative class who allegedly transacted in FX and are domiciled in the U.S. or transacted in FX in the U.S. The complaint alleges that class members sustained losses as a result of the defendants’ alleged conspiracy to manipulate the WM/Reuters Closing Spot Rates. Plaintiffs assert a single claim for violations of Sections 1 and 3 of the Sherman Act and seek compensatory and treble damages, as well as declaratory and injunctive relief.
On January 28, 2015, the court denied defendants’ motion to dismiss. In April 2015, the Corporation and BANA agreed to settle the class action for $180 million. On September 21, 2015, plaintiffs filed a second consolidated amended complaint, in which they named additional defendants, including MLPF&S, added claims for violations of the CEA, and expanded the scope of the FX transactions purportedly affected by the alleged conspiracy to include additional over-the-counter FX transactions and FX transactions on an exchange. On October 1, 2015, the Corporation, BANA and MLPF&S executed a final settlement agreement, which included the previously-referenced $180 million settlement for persons who transacted in FX over-the-counter and a $7.5 million settlement for persons who transacted in FX on an exchange only. The settlement is subject to final court approval.
Montgomery
The Corporation, several current and former officers and directors, Banc of America Securities LLC (BAS), MLPF&S and other unaffiliated underwriters have been named as defendants in a putative class action filed in the U.S. District Court for the Southern District of New York entitled Montgomery v. Bank of America, et al. Plaintiff filed an amended complaint on January 14, 2011. Plaintiff seeks to represent all persons who acquired certain series of preferred stock offered by the Corporation pursuant to a shelf registration statement dated May 5, 2006. Plaintiff’s claims arise from three offerings dated January 24, 2008, January 28, 2008 and May 20, 2008, from which the Corporation allegedly received proceeds of $15.8 billion. The amended complaint asserts claims under Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, and alleges that the prospectus supplements associated with the offerings: (i) failed to disclose that the Corporation’s loans, leases, CDOs and commercial MBS were impaired to a greater extent than disclosed; (ii) misrepresented the extent of the impaired assets by failing to establish adequate reserves or properly record losses for its impaired assets; (iii) misrepresented the adequacy of the Corporation’s internal controls in light of the alleged impairment of its assets; (iv) misrepresented the Corporation’s capital base and Tier 1 leverage ratio for risk-based capital in light of the allegedly impaired assets; and (v) misrepresented the thoroughness and adequacy of the Corporation’s due diligence in connection with its acquisition of Countrywide. The amended complaint seeks rescission, compensatory and other damages. On March 16, 2012, the court granted defendants’ motion to dismiss the first amended complaint. On December 3, 2013, the court denied plaintiffs’ motion to file a second amended complaint.
On June 15, 2015, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s denial of plaintiff’s motion to amend. On June 29, 2015, plaintiff filed a petition for rehearing en banc.
On July 31, 2015, the U.S. Court of Appeals denied plaintiff’s petition for rehearing en banc. On January 11, 2016, the U.S. Supreme Court denied plaintiff’s petition for a writ of certiorari, thereby exhausting plaintiff’s appellate options.
Mortgage-backed Securities Litigation
The Corporation and its affiliates, Countrywide entities and their affiliates, and Merrill Lynch entities and their affiliates have been named as defendants in a number of cases relating to their various roles as issuer, originator, seller, depositor, sponsor, underwriter and/or controlling entity in MBS offerings, pursuant to which the MBS investors were entitled to a portion of the cash flow from the underlying pools of mortgages. These cases generally include purported class action suits and actions by individual MBS purchasers. Although the allegations vary by lawsuit, these cases generally allege that the registration statements, prospectuses and prospectus supplements for securities issued by securitization trusts contained material misrepresentations and omissions, in violation of the Securities Act of 1933 and/or state securities laws and other state statutory and common laws.
These cases generally involve allegations of false and misleading statements regarding: (i) the process by which the properties that served as collateral for the mortgage loans underlying the MBS were appraised; (ii) the percentage of equity that mortgage borrowers had in their homes; (iii) the borrowers’ ability to repay their mortgage loans; (iv) the underwriting practices by which those mortgage loans were originated; (v) the ratings given to the different tranches of MBS by rating agencies; and (vi) the validity of each issuing trust’s title to the mortgage loans comprising the pool for that securitization (collectively, MBS Claims). Plaintiffs in these cases generally seek unspecified compensatory damages, unspecified costs and legal fees and, in some instances, seek rescission.
The Corporation, Countrywide, Merrill Lynch and their affiliates may have claims for or may be subject to claims for contractual indemnification in connection with their various roles in regard to MBS. Certain of these entities have received claims for indemnification related to MBS securities actions, including claims from underwriters of MBS that were issued by these entities, and from underwriters and issuers of MBS backed by loans originated by these entities.
FHLB Seattle Litigation
On December 23, 2009, the Federal Home Loan Bank of Seattle (FHLB Seattle) filed four separate complaints, each against different defendants, including the Corporation and its affiliates, Countrywide and its affiliates, and MLPF&S and its affiliates, as well as certain other defendants, in the Superior Court of Washington for King County entitled Federal Home Loan Bank of Seattle v. UBS Securities LLC, et al.; Federal Home Loan Bank of Seattle v. Countrywide Securities Corp., et al.; Federal Home Loan Bank of Seattle v. Banc of America Securities LLC, et al. and Federal Home Loan Bank of Seattle v. Merrill Lynch, Pierce, Fenner & Smith, Inc., et al. FHLB Seattle asserts certain MBS Claims pertaining to its alleged purchases in 12 MBS offerings between 2005 and 2007. In those complaints, FHLB Seattle seeks, among other relief, unspecified damages under the Securities Act of Washington. On July 19, 2011, the Court denied the defendants’ motions to dismiss the complaints. In November 2015, the Court denied motions for summary judgment filed by all defendants that addressed certain common issues, including the method for calculating pre-judgment interest in the event an award of interest is ultimately made under the Securities Act of Washington. Motions for summary judgment filed by defendants addressing issues specific to each complaint and defendant, as well as additional issues common to all defendants, remain pending.
Luther Class Action Litigation and Related Actions
Beginning in 2007, a number of pension funds and other investors filed putative class action lawsuits alleging certain MBS Claims against Countrywide, several of its affiliates, MLPF&S, the Corporation, NB Holdings Corporation and certain other defendants. Those class action lawsuits concerned a total of 429 MBS offerings involving over $350 billion in securities issued by subsidiaries of Countrywide between 2005 and 2007. The actions, entitled Luther v. Countrywide Financial Corporation, et al., Maine State Retirement System v. Countrywide Financial Corporation, et al., Western Conference of Teamsters Pension Trust Fund v. Countrywide Financial Corporation, et al., and Putnam Bank v. Countrywide Financial Corporation, et al., were all assigned to the Countrywide RMBS MDL court. On December 6, 2013, the court granted final approval to a settlement of these actions in the amount of $500 million. Beginning on January 14, 2014, a number of class members appealed to the U.S. Court of Appeals for the Ninth Circuit. Oral argument is expected to be held in the second quarter of 2016.
Mortgage Repurchase Litigation
U.S. Bank Litigation
On August 29, 2011, U.S. Bank, National Association (U.S. Bank), as trustee for the HarborView Mortgage Loan Trust 2005-10 (the Trust), a mortgage pool backed by loans originated by Countrywide Home Loans, Inc. (CHL), filed a complaint in New York Supreme Court, in a case entitled U.S. Bank National Association, as Trustee for HarborView Mortgage Loan Trust, Series 2005-10 v. Countrywide Home Loans, Inc. (dba Bank of America Home Loans), Bank of America Corporation, Countrywide Financial Corporation, Bank of America, N.A. and NB Holdings Corporation. U.S. Bank asserts that, as a result of alleged misrepresentations by CHL in connection with its sale of the loans, defendants must repurchase all the loans in the pool, or in the alternative that it must repurchase a subset of those loans as to which U.S. Bank alleges that defendants have refused specific repurchase demands. U.S. Bank asserts claims for breach of contract and seeks specific performance of defendants’ alleged obligation to repurchase the entire pool of loans (alleged to have an original aggregate principal balance of $1.75 billion) or alternatively the aforementioned subset (alleged to have an aggregate principal balance of “over $100 million”), together with reimbursement of costs and expenses and other unspecified relief. On May 29, 2013, the New York Supreme Court dismissed U.S. Bank’s claim for repurchase of all the mortgage loans in the Trust. The court granted U.S. Bank leave to amend this claim. On June 18, 2013, U.S. Bank filed its second amended complaint seeking to replead its claim for repurchase of all loans in the Trust.
On February 13, 2014, the court granted defendants’ motion to dismiss the repleaded claim seeking repurchase of all mortgage loans in the Trust; plaintiff appealed that order. On November 13, 2014, the court granted U.S. Bank’s motion for leave to amend the complaint; defendants appealed that order. The amended complaint alleges breach of contract based upon defendants’ failure to repurchase loans that were the subject of specific repurchase demands and also alleges breach of contract based upon defendants’ discovery, during origination and servicing, of loans with material breaches of representations and warranties.
On September 16, 2015, defendants (i) withdrew the appeal that had been noticed, but not briefed, regarding the court’s November 13, 2014 order that had granted U.S. Bank’s motion for leave to amend, and (ii) moved, on the ground of failure to perfect, for dismissal of U.S. Bank’s appeal from the court’s February 13, 2014 order that had dismissed a claim seeking repurchase of all mortgage loans and sought clarification of a prior dismissal order. On September 30, 2015, U.S. Bank advised the court that it did not oppose dismissal of its appeal from the February 13, 2014 order. On December 15, 2015, defendants’ motion to dismiss U.S. Bank’s appeal was granted.
U.S. Bank Summonses with Notice
On August 29, 2014 and September 2, 2014, U.S. Bank National Association (U.S. Bank), solely in its capacity as Trustee for seven securitization trusts (the Trusts), served seven summonses with notice commencing actions against First Franklin Financial Corporation, Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. (MLMI), and Ownit Mortgage Solutions Inc. in New York Supreme Court. The summonses advance breach of contract claims alleging that defendants breached representations and warranties related to loans securitized in the Trusts. The summonses allege that defendants failed to repurchase breaching mortgage loans from the Trusts, and seek specific performance of defendants’ alleged obligation to repurchase breaching loans, declaratory judgment, compensatory, rescissory and other damages, and indemnity.
U.S. Bank has served complaints on four of the seven Trusts. On December 7, 2015, the court granted in part and denied in part defendants’ motion to dismiss the complaints. The court dismissed claims for breach of representations and warranties against MLMI, dismissed U.S. Bank’s claims for indemnity and attorneys’ fees, and deferred a ruling regarding defendants’ alleged failure to provide notice of alleged representation and warranty breaches, but upheld the complaints in all other respects. Defendants have until June 8, 2016 to demand complaints relating to the remaining three Trusts.
O’Donnell Litigation
On February 24, 2012, Edward O’Donnell filed a sealed qui tam complaint under the False Claims Act against the Corporation, individually, and as successor to Countrywide, CHL and a Countrywide business division known as Full Spectrum Lending. On October 24, 2012, the Department of Justice filed a complaint-in-intervention to join the matter, adding a claim under the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and adding BANA as a defendant. The action is entitled United States of America, ex rel, Edward O’Donnell, appearing Qui Tam v. Bank of America Corp., et al., and was filed in the U.S. District Court for the Southern District of New York. The complaint-in-intervention asserted certain fraud claims in connection with the sale of loans to FNMA and FHLMC by Full Spectrum Lending and by the Corporation and BANA. On January 11, 2013, the government filed an amended complaint which added Countrywide Bank, FSB (CFSB) and a former officer of the Corporation as defendants. The court dismissed False Claims Act counts on May 8, 2013. On September 6, 2013, the government filed a second amended complaint alleging claims under FIRREA concerning allegedly fraudulent loan sales to the GSEs between August 2007 and May 2008. On September 24, 2013, the government dismissed the Corporation as a defendant. Following a trial, on October 23, 2013, a verdict of liability was returned against CHL, CFSB, BANA and the former officer. On July 30, 2014, the court imposed a civil penalty of $1.3 billion on BANA. On February 3, 2015, the court denied the Corporation’s motions for judgment as a matter of law, or in the alternative, a new trial.

On February 20, 2015, CHL, CFSB and BANA filed an appeal. The Second Circuit held oral argument on December 16, 2015, but has not issued a decision on the appeal.
Pennsylvania Public School Employees’ Retirement System
The Corporation and several current and former officers were named as defendants in a putative class action filed in the U.S. District Court for the Southern District of New York entitled Pennsylvania Public School Employees’ Retirement System v. Bank of America, et al.
Following the filing of a complaint on February 2, 2011, plaintiff subsequently filed an amended complaint on September 23, 2011 in which plaintiff sought to sue on behalf of all persons who acquired the Corporation’s common stock between February 27, 2009 and October 19, 2010 and “Common Equivalent Securities” sold in a December 2009 offering. The amended complaint asserted claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 11 and 15 of the Securities Act of 1933, and alleged that the Corporation’s public statements: (i) concealed problems in the Corporation’s mortgage servicing business resulting from the widespread use of the Mortgage Electronic Recording System; (ii) failed to disclose the Corporation’s exposure to mortgage repurchase claims; (iii) misrepresented the adequacy of internal controls; and (iv) violated certain Generally Accepted Accounting Principles. The amended complaint sought unspecified damages.
On July 11, 2012, the court granted in part and denied in part defendants’ motions to dismiss the amended complaint. All claims under the Securities Act were dismissed against all defendants, with prejudice. The motion to dismiss the claim against the Corporation under Section 10(b) of the Exchange Act was denied. All claims under the Exchange Act against the officers were dismissed, with leave to replead. Defendants moved to dismiss a second amended complaint in which plaintiff sought to replead claims against certain current and former officers under Sections 10(b) and 20(a). On April 17, 2013, the court granted in part and denied in part the motion to dismiss, sustaining Sections 10(b) and 20(a) claims against the current and former officers.
On August 12, 2015, the parties agreed to settle the claims for $335 million. The agreement is subject to final documentation and court approval.
Takefuji Litigation
In April 2010, Takefuji Corporation (Takefuji) filed a claim against Merrill Lynch International and Merrill Lynch Japan Securities (MLJS) in Tokyo District Court. The claim concerns Takefuji’s purchase in 2007 of credit-linked notes structured and sold by defendants that resulted in a loss to Takefuji of approximately JPY29.0 billion (approximately $270 million) following an event of default. Takefuji alleges that defendants failed to meet certain disclosure obligations concerning the notes.
On July 19, 2013, the Tokyo District Court issued a judgment in defendants’ favor, a decision that Takefuji subsequently appealed to the Tokyo High Court. On August 27, 2014, the Tokyo High Court vacated the decision of the District Court and issued a judgment awarding Takefuji JPY14.5 billion (approximately $135 million) in damages, plus interest at a rate of five percent from March 18, 2008. On September 10, 2014, defendants filed an appeal with the Japanese Supreme Court. The appeal hearing occurred on February 16, 2016. The Corporation expects a judgment to be issued in the coming months.
U.S. Securities and Exchange Commission (SEC) Investigations
The SEC has been conducting investigations of the Corporation’s U.S. broker-dealer subsidiary, MLPF&S, regarding compliance with SEC Rule 15c3-3. The Corporation is cooperating with these investigations and is in discussions with the SEC regarding the possibility of resolving these matters. There can be no assurances that these discussions will lead to a resolution or whether the SEC will institute administrative or civil proceedings. The timing, amount and impact of these matters is uncertain.